UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811- 04471

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal period end: December 31, 2019

Date of reporting period: December 31, 2019

Item I	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/19 is included with this Form.

Annual Report
December 31, 2019

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2019.
During the annual period, the taxable and tax-exempt fixed income markets generated solid positive absolute returns, boosted by a variety of economic and market factors discussed below. Further, the annual period was highlighted by each of the fixed income Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
• Value Line Core Bond Fund, Inc.* outpaced the category average return of its peers for the one- and ten-year periods ended December 31, 2019 (intermediate core bond category), as measured by Morningstar,1, 2
• The Value Line Tax Exempt Fund, Inc.* was given an overall Risk Rating of Below Averageii by Morningstar.1
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2019, especially given the newsworthy events of the annual period. With meaningful trends and some surprising shifts during 2019 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the annual period was one of positive but slowing economic growth and modest inflation both in the U.S. and globally. For the first three quarters of 2019, U.S. Gross Domestic Product (GDP) growth registered an average of 2.4%, compared to a 2.9% average growth rate for the first three quarters of 2018. U.S. economic growth is predicted to be notably slower for the fourth quarter of 2019, with the advance estimate coming in at a 2.2% GDP growth rate. European economic growth was even weaker, with the aggregate GDP of the Eurozone measuring 1.2% for the first three quarters of 2019, compared to a growth rate of 2.1% for the same period in 2018. Within Asia, Chinese economic growth, for the first three quarters, slowed to 6.3% in 2019 from 6.8% in 2018. As in the U.S., European and Chinese economic growth is predicted to be slower for the fourth quarter of 2019. The advance estimate for the Eurozone’s fourth quarter GDP growth rate is 1.1%, and the actual fourth quarter GDP growth rate for China came in at 6.1%.
The global economic slowdown was led by weakness in the manufacturing sector. Starting in August 2019, for example, the U.S. ISM Manufacturing Index, an important measure, fell below 50, the level widely considered to be a sign of contraction in the manufacturing sector. Through the end of 2019, the U.S. ISM Manufacturing Index registered below 50 in each month, with December 2019 showing the weakest reading, i.e. 47.2. Germany, normally the strongest economy in Europe, similarly experienced below 50 readings in its Markit/BME Germany Manufacturing Purchasing Managers’ Index for the entire calendar year, ending 2019 with a December reading of 43.7. Overall, Eurozone manufacturing, as measured by the IHS Markit Eurozone Manufacturing PMI, was also weak, averaging 47.4 for the year. A good deal of the weakness in manufacturing, globally, can be attributed to the trade war between the U.S. and China, where tariffs were implemented on both sides, thereby affecting virtually all of the world’s economies negatively.
Despite slower economic growth rates and contracting manufacturing sectors globally, the U.S. economy did not come close to hitting a recession in 2019. Buttressing the U.S. economy was the monetary policy of the Federal Reserve Board (the Fed), which reduced short-term interest rates three times during the second half of the calendar year — by a total of 75 basis points, thereby providing stimulus to a sluggish economy. (A basis point is 1/100th of a percentage point.) The U.S. labor market remained especially healthy. Nonfarm payroll job growth averaged a respectable 175,000 jobs per month for 2019, and the U.S. unemployment rate ended the year at 3.5%, extremely low by historical standards. This labor market strength, combined with lower interest rates, supported consumer spending and the housing market. New home sales began the calendar year at 644,000 in January 2019 and by the end of November 2019 had registered 719,000. Retail sales averaged a growth rate of 0.5% per month in 2019, which is about the average retail spending level for the past two years.
Against a backdrop of a slower economy, U.S. inflation slipped lower. For 2019, the U.S. Personal Consumption Expenditure Core Price Index, which measures the prices paid by consumers for goods and services excluding food and energy, registered within a range of 1.5% to 1.7% for 2019, as compared to a range of 1.8% to 2.0% for 2018 and significantly below the 2.0% inflation target of the Fed.
In large part because of the weaker economy and the Fed lowering the targeted federal funds rate, U.S. Treasury rates declined during 2019. The two-year U.S. Treasury note began the year with a yield of 2.48% and ended the year at 1.58%, a drop of 90 basis points. The bellwether 10-year U.S. Treasury note started the year with a yield of 2.69% and closed the year with a yield of 1.92%, a 77 basis point decline.

President’s Letter (unaudited) (continued)

With all that said, by December 2019, the pessimism that had surrounded economic prospects for much of the year dissipated, driven primarily by the U.S. and China reducing their trade hostilities and agreeing in principle to a “Phase One” trade deal. (On January 15, the U.S. President and the Vice Premier of China signed the “Phase One” trade agreement.) Although many issues between the two countries remained unresolved, the “Phase One” deal increased optimism among investors, market participants and monetary policy authorities alike. At its last meeting of the calendar year, the Fed left the target range for its federal funds rate unchanged and, citing the resiliency of the economy, signaled that interest rates were likely to stay on hold for “a time” as long as the economy stays on track. Such a consensus by Fed policymakers reflected a view they had done enough to shield the economy from an imminent downturn. U.S. equities gained ground, with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. U.S. Treasury yields appeared to stabilize toward the end of 2019, as many market analysts forecast an improved economy in 2020.
On the commodities front, markets overall posted double-digit positive returns during the annual period, despite a weak second calendar quarter. It was the strongest annual performance for the S&P GSCI® Total Return Index since 2007. Across the commodity markets, gains were driven by the petroleum complex and precious metals, while agriculture and livestock detracted from headline performance. Natural gas ended the year with the poorest performance of all the single commodity constituents of the S&P GSCI® Total Return Index Overall, commodities during 2019 were boosted by the Fed’s dovish turn in its monetary policy, uncertainty around global economic growth and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints. (Dovish tends to suggest lower interest rates; opposite of hawkish.)
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index3, posted a return of 8.72% during the annual period, its strongest year since 2002. A key policy pivot from the Fed in early 2019 and three subsequent interest rate cuts in the second half of the year — combined with an inflation rate of less than 2% — set the stage for robust U.S. bond market performance for the annual period as a whole. Bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
The yield on the three-month U.S. Treasury bill fell approximately 90 basis points, the yield on the two-year U.S. Treasury note similarly decreased approximately 90 basis points, and the yield on the five-year U.S. Treasury note fell approximately 82 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 77 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 63 basis points during the annual period. (A basis point is 1/100th of a percentage point.) A dovish Fed helped push shorter-maturity yields lower. Fed policy also influenced longer-maturity yields, but other factors, including ongoing global economic growth concerns, trade tensions and muted inflation, were also key factors driving longer-maturity yields lower. In addition, rates in other developed markets remained unusually low — even negative in Europe and Japan, which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell more than those on longer-term maturities, the yield curve steepened4, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the annual period.
While U.S. Treasuries, especially long-dated U.S. Treasuries, posted solid total returns, there was even stronger demand for spread, or non-government bond, sectors, as investors looked to add yield against a backdrop of declining rates. This “risk on” environment within the taxable fixed income market, wherein investors favored higher risk assets, translated to especially strong performance for investment grade and high yield corporate bonds as well as for sovereign emerging markets debt and taxable municipal bonds. With a still-modest default rate, investors were comfortable investing lower on the credit scale, as evidenced by the outsized performance of BBB- and BB-rated bonds during the annual period. Elsewhere, Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries, benefiting from the better relative performance of longer-duration securities. Commercial mortgage-backed securities within the securitized sector also delivered solid gains, generally performing in line with the Bloomberg Barclays US Aggregate Bond Index for the annual period, while mortgage-backed securities and asset-backed securities advanced but lagged in comparison.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index5, posted solid positive absolute returns but modestly lagged the broad taxable fixed income market during the annual period with a return of 7.54%. Like the taxable fixed income market, yields across the municipal bond market yield curve rallied, following the steepening trajectory of the U.S. Treasury yield curve. The economic and market factors affecting the taxable markets during the annual period similarly affected the tax-exempt market. The municipal bond market was further supported by generally improving credit fundamentals. Strong U.S. labor markets, improving wages and consumer spending, ongoing recovery in property values, low default rates and state and local governments enjoying improved revenues given higher property and sales tax collections all combined to provide a constructive foundation for the municipal bond market. There were pockets of weakness in some sectors, but overall, rating agency upgrades exceeded downgrades. Technicals, or the supply/demand scenario, were also favorable. There was a high level of debt being retired, causing an increase in refinancings. Also, the Tax Cuts and Jobs Act’s cap on state and local income tax deductions, which first affected individuals when filing their 2018 taxes, provided a lift in demand, as municipal bonds remained attractive, particularly to investors in high tax states.

Also like the taxable market, the tax-exempt fixed income market participated in a risk rally, as a combination of low global interest rates along with still strong credit metrics led investors to reach for yield. BBB-rated municipal bonds were the best performers, outperforming AAA-rated municipal bonds by approximately 300 basis points during the annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Core Bond Fund: Ranked by Morningstar in the top 46% for one-year (430 funds), top 65% for three-year (382 funds), top 70% for five-year (327 funds), and top 26% for 10-year (251 funds) periods ended December 31, 2019. All in the Morningstar intermediate core bond category.

ii
For The Value Line Tax Exempt Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended December 31, 2019; Below Average for the 10-year and overall periods ended December 31, 2019. All in the muni national long category.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

5
The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund generated a total return of 8.51% during the 12 months ended December 31, 2019. This compares to the 8.72% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund performed in line with its benchmark as our “risk on” bias, reflected in sector allocation decisions, contributed positively, partially offset by holdings in short-dated securities in several sectors, which detracted.
Which fixed income market sectors most significantly affected Fund performance?
Similar to the “risk on” trends seen in the U.S. equity market, the Fund was rewarded most during the annual period for its significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds and its corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. Having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, also boosted Fund performance. A modest overweight in taxable municipal bonds also added value. Security selection within the investment grade corporate bond sector also contributed positively. The highest performing bonds within the sector were long-dated securities, and the Fund’s positions in long-dated securities issued by Citigroup, Goldman Sachs and Prudential were among the biggest positive contributors to its relative performance during the annual period. Further, the Fund favored BBB-rated investment grade bonds, which significantly outperformed higher quality bonds during the annual period. Elsewhere, the securitized sector overall lagged the corporate sector, but the Fund was overweight commercial mortgage-backed securities, which performed best within the securitized sector.
Conversely, short-dated corporate bonds were laggards, and several of the Fund’s financial holdings with maturities of less than two years significantly underperformed the Bloomberg Barclays Index during the annual period. Securities with short-term maturities in several other fixed income sectors in which the Fund was invested detracted as well. Having an underweight to sovereign debt, which performed especially strongly during the annual period, also dampened the Fund’s relative results.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the annual period. Early in the annual period, we shifted the Fund’s duration from a moderately shorter position compared to that of the Bloomberg Barclays Index to a slightly longer position than that of the Bloomberg Barclays Index in anticipation of lower U.S. Treasury yields. This lengthened duration, held through most of the annual period, proved beneficial as interest rates did, in fact, decline. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall had a modestly positive effect on the Fund’s performance during the annual period. For most of the annual period, the Fund was underweight the short-term end of the U.S. Treasury yield curve and had an emphasis on the belly, or intermediate-term segment, of the yield curve. As the intermediate segment of the yield curve significantly outperformed the short-term portion of the yield curve during the annual period, such positioning proved beneficial.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the annual period.

Were there any notable changes in the Fund’s weightings during the annual period?
We made only modest changes to the Fund’s sector weightings during the annual period, but positioning within sectors shifted more materially as we increased the Fund’s overall “risk on” posture due to lower global interest rates. For example, within the investment grade corporate bond sector, we increased exposure to long-dated bonds and to BBB-rated bonds. We reduced exposure to short-term U.S. Treasuries and added exposure to the intermediate- and longer-term segments of the yield curve, or spectrum of maturities. Each of these active management changes proved beneficial during the annual period.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
At the end of December 2019, the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The Fund also remained overweight high quality asset-backed securities. Additionally, the Fund maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2019, we believed economic risks leaned more toward slower growth, and so we began reducing exposure to lower grade corporate credit and moving within the investment grade corporate bond sector toward positions in higher quality, more traditionally defensive industries. As concerns mount over a slowing economy, we also intend to maintain the Fund’s somewhat longer duration than that of the Bloomberg Barclays Index in the months ahead.
Clearly, any change in Fed policy or that of other central bankers around the globe, with more or less accommodation, could have a profound effect, since their policies remain a key driver of the fixed income market. Further, if there is a material change in the economic growth, labor market or inflation scenario, either domestically or globally, we would, of course, reevaluate our strategy for the Fund. Re-escalation of the trade war with China, which, in our view, would tend to favor less risky securities, may lead us to reevaluate our Fund strategy as well.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Principal Amount/ Shares	Value	Percentage of Net Assets
U.S. Treasury Bonds, 3.00%, 2/15/48	$1,889,000	$2,128,962	3.9%
U.S. Treasury Notes, 2.25%, 11/15/24	1,325,000	1,359,730	2.5%
iShares iBoxx High Yield Corporate Bond ETF	14,500	1,275,130	2.4%
U.S. Treasury Notes, 2.75%, 2/15/28	815,000	868,898	1.6%
U.S. Treasury Notes, 1.38%, 6/30/23	860,000	852,509	1.6%
GNMA II Pool #MA5816, 3.50%, 3/20/49	723,666	746,173	1.4%
U.S. Treasury Notes, 1.75%, 2/28/22	715,000	717,681	1.3%
U.S. Treasury Bonds, 4.38%, 2/15/38	500,000	666,016	1.2%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	572,245	1.1%
FNMA, 1.88%, 9/24/26	540,000	539,033	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities*

Government
38.6%
Financial
17.7%
Commercial Mortgage-Backed Securities
12.3%
Asset-Backed Securities
6.9%
Communications
4.6%
Consumer, Non-Cyclical
4.2%
Utilities
3.7%
Consumer, Cyclical
2.8%
Industrial
2.5%
Energy
2.4%
Exchange-Traded Funds
2.4%
Basic Materials
1.0%
Technology
0.9%

*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2019 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	65.5%
4 – 4.99%	27.3%
5 – 5.99%	6.5%
6 – 6.99%	0.7%

The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg Barclays US Aggregate Bond Index (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg Barclays US Aggregate Bond Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/19	8.51%	$10,851
5 years ended 12/31/19	2.56%	$11,347
10 years ended 12/31/19	3.99%	$14,793
*
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments

Principal Amount		Value
ASSET-BACKED SECURITIES (6.8%)
$325,000	Ally Auto Receivables Trust, Series 2017-3, Class A4, 2.01%, 3/15/22	$325,074
170,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	172,095
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	200,136
84,513	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	84,376
225,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	226,549
300,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	303,069
150,886	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(1)	151,230
200,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	200,556
150,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	149,552
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	199,988
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	100,213
150,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(1)	150,047
330,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(1)	334,033
Principal Amount		Value
ASSET-BACKED SECURITIES (6.8%) (continued)
$58,427	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.05%, 11/22/21	$58,460
450,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	450,206
325,000	Hyundai Auto Lease Securitization Trust, Series 2017-C, Class A4, 2.21%, 9/15/21(1)	325,159
200,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(1)	203,221
23,062	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/21	23,049
TOTAL ASSET-BACKED SECURITIES (Cost $3,615,947) (6.8%)		3,657,013
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%)
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	266,062
150,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	162,774
339,045	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	346,589
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	157,813
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(2)	160,949
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	207,461
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%) (continued)
$200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	$205,538
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(2)	263,658
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	317,095
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	265,808
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	271,161
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K088, Class A2, 3.69%, 1/25/29	218,686
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(1)(2)	254,781
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.17%, 4/25/46(1)(2)	199,838
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.73%, 9/25/46(1)(2)	155,568
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(1)(2)	204,230

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%) (continued)
$200,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(1)(2)	$205,913
244,371	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	239,682
253,210	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	243,975
203,900	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	206,742
130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	130,202
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	259,443
69,152	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1-month LIBOR + 0.70%, 2.46%, 9/20/34(2)	68,478
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	185,228
280,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	287,372
156,443	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	156,388
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	106,789
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.1%) (continued)
$100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	$103,217
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	263,290
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	203,622
200,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	203,329
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,416,076) (12.1%)		6,521,681
CORPORATE BONDS & NOTES (39.3%)
BASIC MATERIALS (1.0%)
	CHEMICALS (1.0%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	238,346
125,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29(3)	129,248
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	185,117
		552,711
COMMUNICATIONS (4.5%)
	INTERNET (0.8%)
225,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	283,935
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	165,937
		449,872
Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	MEDIA (1.2%)
$175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25(3)	$192,706
275,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	309,745
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	167,425
		669,876
	TELECOMMUNICATIONS (2.5%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	212,272
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	213,207
125,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	156,890
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	218,329
150,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	167,550
175,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	204,279
150,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(3)	156,570
		1,329,097
		2,448,845
CONSUMER, CYCLICAL (2.8%)
	AUTO MANUFACTURERS (0.8%)
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.35%, 11/1/22	252,544

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	AUTO MANUFACTURERS (0.8%) (continued)
$200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	$206,198
		458,742
	AUTO PARTS & EQUIPMENT (0.3%)
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	154,188
	HOME BUILDERS (0.6%)
100,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	100,222
100,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	100,117
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25(3)	109,000
		309,339
	HOME FURNISHINGS (0.4%)
200,000	Whirlpool Corp., Senior Unsecured Notes, 3.70%, 5/1/25	211,318
	LODGING (0.7%)
125,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29	125,911
200,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28	225,172
		351,083
		1,484,670
CONSUMER, NON-CYCLICAL (4.1%)
	BEVERAGES (0.9%)
250,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	297,959
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	182,459
		480,418
	COMMERCIAL SERVICES (0.4%)
200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	222,622
Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	HEALTHCARE PRODUCTS (0.9%)
$213,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	$232,735
225,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	241,185
		473,920
	HEALTHCARE SERVICES (1.0%)
50,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	52,192
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	161,442
150,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	177,501
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	153,010
		544,145
	PHARMACEUTICALS (0.9%)
100,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(1)	101,816
150,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(1)	194,649
200,000	Cigna Corp., Guaranteed Notes, 4.75%, 11/15/21(1)	209,676
		506,141
		2,227,246
ENERGY (2.4%)
	OIL & GAS (1.3%)
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(3)	158,864
100,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	104,595
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	209,949
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	198,476
		671,884
Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	PIPELINES (1.1%)
$250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(3)	$272,604
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	160,118
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	172,429
		605,151
		1,277,035
FINANCIAL (17.4%)
	BANKS (9.6%)
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	212,950
175,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	176,130
200,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	212,710
250,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	254,457
150,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(2)	156,121
200,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	255,164
250,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	273,141
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	211,104
150,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26(3)	158,777
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	138,913

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	BANKS (9.6%) (continued)
$250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	$260,546
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	251,385
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	159,495
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(3)	219,108
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(2)	169,967
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,017
100,000	Lloyds Bank PLC, Senior Unsecured Notes, 2.25%, 8/14/22(3)	100,496
150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	158,404
150,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24(3)	159,462
250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20	250,703
150,000	Santander Holdings USA, Inc., Series FXD, Senior Unsecured Notes, 3.50%, 6/7/24	154,332
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(3)	260,015
200,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	203,947
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	255,159
Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	BANKS (9.6%) (continued)
$250,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	$245,503
		5,151,006
	DIVERSIFIED FINANCIAL SERVICES (2.8%)
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26	187,875
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	181,501
150,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	158,603
150,000	Ally Financial, Inc., Senior Unsecured Notes, 4.63%, 3/30/25	162,375
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	265,539
200,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	208,514
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(3)	212,954
150,000	Synchrony Financial, Senior Unsecured Notes, 2.85%, 7/25/22	151,854
		1,529,215
	INSURANCE (2.0%)
200,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	213,525
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	160,511
225,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	240,475
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	181,919
150,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(2)(3)	171,375
Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	INSURANCE (2.0%) (continued)
$125,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	$123,895
		1,091,700
	REITS (3.0%)
150,000	American Tower Corp., Senior Unsecured Notes, 3.70%, 10/15/49	149,499
175,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	184,984
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	156,144
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	214,507
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	257,209
125,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22	128,281
150,000	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 3.90%, 10/15/29	150,855
175,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29(3)	192,604
175,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	191,966
		1,626,049
		9,397,970
INDUSTRIAL (2.5%)
	AEROSPACE & DEFENSE (0.6%)
150,000	L3Harris Tech, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	167,236
150,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	168,764
		336,000
	BUILDING MATERIALS (0.4%)
100,000	Owens Corning, Senior Unsecured Notes, 4.20%, 12/15/22	104,827

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	BUILDING MATERIALS (0.4%) (continued)
$100,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	$104,094
		208,921
	ELECTRONICS (0.3%)
150,000	Keysight Technologies, Inc., Senior Unsecured Notes, 3.00%, 10/30/29	150,499
	MISCELLANEOUS MANUFACTURERS (0.7%)
150,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	168,719
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	212,030
		380,749
	PACKAGING & CONTAINERS (0.3%)
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	159,180
	TRANSPORTATION (0.2%)
100,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	98,635
		1,333,984
TECHNOLOGY (1.0%)
	SEMICONDUCTORS (0.6%)
150,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	164,348
125,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29(3)	137,666
		302,014
	SOFTWARE (0.4%)
200,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	210,215
		512,229
UTILITIES (3.6%)
	ELECTRIC (3.3%)
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30(3)	98,598
Principal Amount		Value
CORPORATE BONDS & NOTES (39.3%) (continued)
	ELECTRIC (3.3%) (continued)
$200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	$235,366
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	221,292
250,000	Florida Power & Light Co., 4.95%, 6/1/35	312,324
200,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48(3)	228,932
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	206,352
200,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	219,197
150,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	153,348
125,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	126,301
		1,801,710
	GAS (0.3%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	165,966
		1,967,676
TOTAL CORPORATE BONDS & NOTES (Cost $20,056,463) (39.3%)		21,202,366
FOREIGN GOVERNMENT OBLIGATIONS (1.3%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	206,520
150,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22(3)	154,108
175,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	187,513
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (1.3%) (continued)
$150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	$160,650
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $676,768) (1.3%)		708,791
LONG-TERM MUNICIPAL SECURITIES (3.1%)
	CALIFORNIA (0.2%)
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	89,496
	DISTRICT OF COLUMBIA (0.5%)
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	276,347
	MICHIGAN (0.4%)
200,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	213,794
	NEW YORK (0.4%)
225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	229,408
	TEXAS (1.6%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	274,865
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	572,245
		847,110
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,533,114) (3.1%)		1,656,155

See Notes to Financial Statements.

December 31, 2019

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.5%)
$54,769	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	$58,516
298,382	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	320,546
62,682	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	67,266
192,280	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	204,918
108,169	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	114,073
180,573	FHLMC Gold PC Pool #G08761, 3.50%, 5/1/47	187,565
75,416	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	78,642
57,909	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	61,065
75,328	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	80,635
95,536	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	100,766
225,096	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	228,460
245,345	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	252,953
326,582	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	342,285
426,370	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	444,756
280,001	FHLMC Pool #ZT1594, 4.00%, 1/1/49	290,991
250,000	FNMA, 2.38%, 1/19/23	255,645
250,000	FNMA, 2.63%, 9/6/24	260,267
540,000	FNMA, 1.88%, 9/24/26	539,033
135,761	FNMA Pool #AB2346, 4.50%, 2/1/41	147,416
103,015	FNMA Pool #AB5231, 2.50%, 5/1/27	104,389
110,886	FNMA Pool #AB5716, 3.00%, 7/1/27	113,797
176,946	FNMA Pool #AB8144, 5.00%, 4/1/37	195,243
119,840	FNMA Pool #AI4285, 5.00%, 6/1/41	131,860
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.5%) (continued)
$85,086	FNMA Pool #AJ5888, 4.50%, 11/1/41	$91,565
185,125	FNMA Pool #AQ0287, 3.00%, 10/1/42	190,723
312,626	FNMA Pool #AR6394, 3.00%, 2/1/43	322,113
282,231	FNMA Pool #AS5892, 3.50%, 10/1/45	294,645
86,827	FNMA Pool #AS6102, 3.50%, 11/1/45	90,646
157,226	FNMA Pool #AS6205, 3.50%, 11/1/45	164,143
115,131	FNMA Pool #AS6385, 4.00%, 12/1/45	121,758
222,049	FNMA Pool #AS9459, 4.50%, 4/1/47	235,311
165,083	FNMA Pool #AS9562, 3.00%, 5/1/47	168,933
161,950	FNMA Pool #AU1847, 3.00%, 9/1/43	166,774
168,180	FNMA Pool #AU4279, 3.00%, 9/1/43	173,146
205,439	FNMA Pool #AV0703, 4.00%, 12/1/43	218,602
86,323	FNMA Pool #AW7362, 2.50%, 8/1/29	87,249
159,471	FNMA Pool #AX0416, 4.00%, 8/1/44	168,978
134,620	FNMA Pool #AX9013, 3.50%, 2/1/45	140,548
131,948	FNMA Pool #AY1670, 3.50%, 2/1/45	137,868
78,586	FNMA Pool #AY2728, 2.50%, 2/1/30	79,640
117,750	FNMA Pool #AY4195, 4.00%, 5/1/45	123,888
162,460	FNMA Pool #BA3885, 3.50%, 11/1/45	169,600
204,311	FNMA Pool #BD8213, 3.00%, 9/1/46	209,257
151,168	FNMA Pool #MA0641, 4.00%, 2/1/31	160,985
206,119	FNMA Pool #MA3238, 3.50%, 1/1/48	214,247
333,481	FNMA Pool #MA3614, 3.50%, 3/1/49	342,733
227,813	FNMA Pool #MA3637, 3.50%, 4/1/49	234,149
52,171	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	52,045
723,666	GNMA II Pool #MA5816, 3.50%, 3/20/49	746,173
65,281	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	65,529
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.5%) (continued)
$89,702	GNMA II Pool #5332, 4.00%, 3/20/42	$95,210
95,504	GNMA II Pool #MA1520, 3.00%, 12/20/43	98,930
64,125	GNMA II Pool #MA2445, 3.50%, 12/20/44	66,903
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,912,500) (18.5%)		10,013,378
U.S. TREASURY OBLIGATIONS (15.0%)
	U.S. TREASURY NOTES & BONDS (15.0%)
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31	161,170
500,000	U.S. Treasury Bonds, 4.38%, 2/15/38	666,016
230,000	U.S. Treasury Bonds, 3.50%, 2/15/39	276,081
200,000	U.S. Treasury Bonds, 3.88%, 8/15/40	252,508
1,889,000	U.S. Treasury Bonds, 3.00%, 2/15/48	2,128,962
715,000	U.S. Treasury Notes, 1.75%, 2/28/22	717,681
860,000	U.S. Treasury Notes, 1.38%, 6/30/23	852,509
1,325,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,359,730
400,000	U.S. Treasury Notes, 2.13%, 5/31/26	408,078
815,000	U.S. Treasury Notes, 2.75%, 2/15/28	868,898
150,000	U.S. Treasury Notes, 1.63%, 8/15/29	146,244
280,832	U.S. Treasury Notes TIPS, 0.13%, 10/15/24	282,448
TOTAL U.S. TREASURY NOTES & BONDS (Cost $7,604,233) (15.0%)		8,120,325
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,604,233) (15.0%)		8,120,325

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
EXCHANGE-TRADED FUND (2.4%)
14,500	iShares iBoxx High Yield Corporate Bond ETF(3)	$1,275,130
TOTAL EXCHANGE-TRADED FUND (Cost $1,242,610) (2.4%)		1,275,130
SHORT-TERM INVESTMENTS (8.3%)
	MONEY MARKET FUNDS (8.3%)
597,018	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(4)	597,078
3,867,620	State Street Navigator Securities Lending Government Money Market Portfolio(5)	3,867,620
TOTAL SHORT-TERM INVESTMENTS (Cost $4,464,698) (8.3%)		4,464,698
TOTAL INVESTMENT SECURITIES (106.8%) (Cost $55,522,409)		$57,619,537
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.8%)		(3,643,484)
NET ASSETS (100%)		$53,976,053
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $4,141,533.

(4)
Rate reflects 7 day yield as of December 31, 2019.

(5)
Securities with an aggregate market value of  $4,141,533 were out on loan in exchange for collateral including $3,867,620 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(F) in the Notes to Financial Statements.

ETF
Exchange Traded Fund.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REMIC
Real Estate Mortgage Investment Conduit.

TIPS
Treasury Inflation Protected Security

See Notes to Financial Statements.

December 31, 2019

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$3,657,013	$—	$3,657,013
Commercial Mortgage-Backed Securities	—	6,521,681	—	6,521,681
Corporate Bonds & Notes*	—	21,202,366	—	21,202,366
Foreign Government Obligations	—	708,791	—	708,791
Long-Term Municipal Securities*	—	1,656,155	—	1,656,155
U.S. Government Agency Obligations	—	10,013,378	—	10,013,378
U.S. Treasury Obligations	—	8,120,325	—	8,120,325
Exchange-Traded Fund	1,275,130	—	—	1,275,130
Short-Term Investments	4,464,698	—	—	4,464,698
Total Investments in Securities	$5,739,828	$51,879,709	$—	$57,619,537
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund generated a total return of 6.18% during the 12 months ended December 31, 2019. This compares to the 7.54% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund posted solid absolute gains but lagged its benchmark primarily because the Fund has a conservative bias toward higher quality securities, which hurt as investors strongly favored lower quality risk assets within the tax-exempt bond market during the annual period. The Fund’s duration positioning also dampened relative results. Issue selection and sector allocation generated mixed results during the annual period.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was its underweight to BBB-rated bonds and corresponding overweight to AAA-rated bonds, as BBB-rated bonds significantly outperformed more highly-rated bonds given the “risk on” nature of the capital markets broadly during the annual period. Also, the Fund’s underweight to hospital bonds detracted from its relative performance. The underweight allocation was established based on our concerns about the political headwinds hospitals face, but hospital debt generated some of the highest returns within the Bloomberg Barclays Index during the annual period. From an issue selection perspective, the Fund’s results were dampened by its underweight positions in some of the lowest-rated states, including New Jersey and Illinois. The bonds of these states generally outperformed their higher-rated peers in keeping with the “risk on” sentiment that characterized the annual period. Among the biggest individual detractors from the Fund’s performance during the annual period were pre-refunded bonds, which were challenged by their high quality, i.e. generally AAA ratings, and by their comparatively short durations.
Partially offsetting these detractors was the Fund’s prudent overweight to revenue bonds, which in a shift from 2018, outperformed general obligation bonds during the annual period. The Fund generally favors revenue bonds due to the dedication of revenue streams used solely to service the debt. Having an overweight to the education sector, which outperformed the Bloomberg Barclays Index during the annual period, also contributed positively to the Fund’s relative results as did effective issue selection within the sector. Indeed, some of the Fund’s biggest winners during the annual period were long-dated education bonds — one backed by Harvard University and another backed by Dry Creek, a California school district. An underweight in electric bonds, which lagged, also proved beneficial.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the annual period. While we modestly lengthened the Fund’s duration during the third quarter of 2019, its duration was still slightly shorter than that of the Bloomberg Barclays Index throughout the annual period. This positioning hurt as interest rates declined across the yield curve, or spectrum of maturities. A strong U.S. economy and low unemployment framed our expectations for higher inflation, leading to the short duration stance. As it became more clear the Fed was becoming increasingly dovish and yields were likely to drift down, we extended the Fund’s duration to a more neutral position, though still slightly short that of the Bloomberg Barclays Index. We modestly lengthened the Fund’s duration by reducing positions in short-term holdings and reinvesting most of the proceeds in intermediate-term bonds. While this benefited the Fund in that intermediate maturity bonds outperformed short-term bonds, it would have been even more beneficial if the sales proceeds had been redeployed into long-term maturity bonds. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning had a rather neutral effect on the Fund’s results during the annual period. The Fund was most heavily weighted in intermediate-term bonds. It was underweight long-term bonds, which detracted, but this was virtually offset by the Fund’s similar underweight to the short-term end of the yield curve, which contributed positively. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the annual period?
As mentioned earlier, we extended the Fund’s duration modestly when it became clear the Fed was likely to cut interest rates. Additionally, we sold a number of pre-refunded bonds, which were poor performers. Pre-refunded bonds’ main characteristics of high quality and short duration were not in favor with investors during the annual period. Further, while maintaining an overall high quality focus, we added several BBB-rated credits, as it appeared the U.S. economy was still on a growth trajectory and as we sought to participate in the “risk-on” rally that characterized much of 2019.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
At the end of December 2019, based on projections for a softer economy in 2020, the Fund maintained a high quality, conservative bias and a shorter duration relative to the Bloomberg Barclays Index. At the same time, we had selectively added more BBB-rated credits based on our belief investors would continue to favor this relatively high-yielding market segment. We continued to favor revenue bonds over general obligation bonds, as the dedicated income stream offered by revenue bonds is often a strong credit enhancement.
What is your tactical view and strategy for the months ahead?
At the end of December 2019, we believed that if the U.S. economy falters, state and local governments could see revenues decline from a reduction in sales and income taxes. This was just one reason we still preferred the added protection of revenue streams afforded by revenue bonds. We also favored higher yielding bonds, including A-rated and BBB-rated bonds, and higher yielding industries, such as hospitals and education.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include any material change in Fed posture, new tax legislation, a rebound in the unemployment rate, or other factors that might negatively affect state and local governments’ credit ratings.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,054,570	2.1%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	641,035	1.2%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	608,365	1.2%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	599,295	1.2%
San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	500,000	598,785	1.2%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	586,205	1.1%
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	500,000	528,155	1.0%
Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	500,000	524,810	1.0%
EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser. C, 5.00%, 3/1/36	350,000	415,642	0.8%
North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	385,000	405,717	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Quality Diversification — Credit Quality Expressed as a Percentage of Net Assets as of December 31, 2019
Percentage of Fund’s Investments
Aaa/AAA	11.5%
Aa1/AA+	17.0%
Aa2/AA	21.7%
Aa3/AA-	15.8%
A1/A+	13.6%
A2/A	11.1%
A3/A-	2.4%
Baa1/BBB+	2.8%
Baa2/BBB	1.1%
NR	1.1%
Total Investments	98.1%
Cash and other assets in excess of liabilities	1.9%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2019 (unaudited) (continued)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Bloomberg Barclays Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Bloomberg Barclays Municipal Bond Index*
Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/19	6.18%	$10,618
5 years ended 12/31/19	2.44%	$11,281
10 years ended 12/31/19	3.21%	$13,710
*
The Bloomberg Barclays Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments	December 31, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%)
	ALABAMA (0.8%)
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$155,506
100,000	Birmingham-Jefferson Civic Center Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/36	Aa3	111,696
125,000	Water Works Board of the City of Birmingham (The), Revenue Bonds, Subser. B, 5.00%, 1/1/33	Aa3	149,804
			417,006
	ARIZONA (1.0%)
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	257,043
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	236,474
			493,517
	CALIFORNIA (19.0%)
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	47,477
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	224,472
	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A:
90,000	5.00%, 10/1/38	Aa3	103,055
65,000	5.00%, 10/1/38	NR**	76,918
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	105,386
150,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Saltel Packard Children’s, Ser. A, 5.00%, 8/15/43	A1	168,660
100,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Ser. A, 5.00%, 11/15/37	Aa3	122,280
	California State Public Works Board, Revenue Bonds:
100,000	Department of Education, Ser. H, 5.00%, 4/1/31	Aa3	122,966
200,000	Ser. H, 5.00%, 12/1/24	Aa3	237,378
	California State University Systemwide, Revenue Bonds, Ser. A:
150,000	5.00%, 11/1/34	Aa2	185,243
300,000	5.00%, 11/1/45	Aa2	352,791
200,000	California State, General Obligation Unlimited, 5.00%, 2/1/38	Aa2	215,798
180,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Ser. A, 4.38%, 3/1/44	A*	197,559
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	276,612
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	396,875
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	83,331
250,000	El Cajon Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, BAM Insured, 5.00%, 10/1/35	AA*	309,967
350,000	EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser. C, 5.00%, 3/1/36	Aa3	415,642
150,000	Fresno Joint Powers Financing Authority Lease (Master Lease Projects), Revenue Refunding Bonds, Ser. A, AGM Insured, 5.00%, 4/1/34	A2	179,532
	Golden State Tobacco Securitization Corp.:
300,000	Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	Aa3	352,929
150,000	Ser. A-1, 5.00%, 6/1/22	A*	162,293
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	152,906
170,000	Long Beach Unified School District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/48	Aa2	172,067
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	256,099
60,000	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C, Senior Ser. B, 5.00%, 7/1/22	Aa1	66,099
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	219,136
115,000	Los Angeles Unified School District, Election 2005, General Obligation Unlimited, Ser. M-1, 5.00%, 7/1/36	Aa3	142,042
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	347,770
60,000	Ser. F, 5.00%, 7/1/28	Aa1	65,896
150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+*	182,160
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	CALIFORNIA (19.0%) (continued)
$225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	$275,870
185,000	Oxnard Financing Authority, Revenue Bonds, BAM Insured, 5.00%, 6/1/35	AA*	228,849
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A2	78,631
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	60,074
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	169,436
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	273,072
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	72,869
500,000	San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	Aa2	598,785
100,000	San Francisco City & County Airport Commission San Francisco International Airport, Second Series Revenue Bonds, Ser. E, 5.00%, 5/1/48	A1	121,025
200,000	San Francisco City & County Redevelopment Agency Successor Agency, Ser. A, 5.00%, 8/1/35	A*	236,946
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	210,196
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	159,132
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	267,131
250,000	State of California, General Obligation Unlimited, Refunding Bonds, 5.25%, 2/1/29	Aa2	271,405
	State of California, General Obligation Unlimited, Various Purpose Bonds:
150,000	5.00%, 8/1/26	Aa2	185,793
250,000	5.00%, 9/1/41	Aa2	266,125
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-*	156,191
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	180,609
			9,753,478
	COLORADO (1.3%)
175,000	Buffalo Ridge Metropolitan District, General Obligation Unlimited, Ser. A, BAM Insured, 4.00%, 12/1/47	A3	189,654
200,000	Colorado Health Facilities Authority, Adventhealth Obligated Group, Refunding Bonds, 4.00%, 11/15/43	Aa2	223,280
225,000	State of Colorado, Building Excellent Scholl, Certificate Participation, Ser. J, 5.00%, 3/15/37	Aa2	269,784
			682,718
	CONNECTICUT (1.3%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	202,818
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	274,710
150,000	State of Connecticut Transportation Infrastructure Purposes, Special Tax Obligation, Revenue Bonds, Ser. B, 5.00%, 10/1/27	A+*	186,589
			664,117
	DELAWARE (0.6%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	Aa3	301,872
	DISTRICT OF COLUMBIA (0.6%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	106,624
145,000	District of Columbia Income, General Obligation Unlimited, Ser. A, 5.00%, 6/1/43	Aaa	176,536
			283,160
	FLORIDA (4.6%)
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	154,262
180,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/47	A3	215,706
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	109,735
185,000	City of Miami Beach Florida Water & Sewer Revenue, Revenue Bonds, 5.00%, 9/1/36	Aa3	224,211
180,000	County of Miami-Dade Florida Aviation Revenue, Revenue Bonds, 5.00%, 10/1/41	A*	212,153
See Notes to Financial Statements.

December 31, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	FLORIDA (4.6%) (continued)
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
$250,000	5.00%, 12/1/40	Aa1	$295,105
125,000	5.00%, 12/1/45	Aa1	146,379
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	271,476
205,000	Florida Housing Finance Corp., Revenue Bonds, Ser. 1, (GNMA/FNMA/FHLMC), 4.00%, 7/1/49	Aaa	221,429
125,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	136,536
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	381,053
			2,368,045
	GEORGIA (1.8%)
500,000	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	Aa2	528,155
350,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	373,264
			901,419
	GUAM (0.6%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	154,005
120,000	5.00%, 10/1/39	A2	135,050
			289,055
	HAWAII (0.6%)
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	116,874
185,000	State of Hawaii, General Obligation Unlimited, Ser. FG, 4.00%, 10/1/35	Aa1	207,531
			324,405
	IDAHO (0.5%)
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	275,498
	ILLINOIS (1.3%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	105,373
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A1	269,947
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	A1	170,873
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	111,666
			657,859
	INDIANA (0.3%)
135,000	Indiana Municipal Power Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/42	A1	156,963
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	54,395
	KANSAS (0.6%)
250,000	State of Kansas Department of Transportation, Revenue Bonds, Ser. A, 5.00%, 9/1/32	Aa2	308,900
	KENTUCKY (0.5%)
110,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Ser. A, AGM Insured, 4.00%, 6/1/37	A2	119,256
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	135,469
			254,725
	LOUISIANA (1.4%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	357,417
100,000	Women’s Hospitals Foundation Projects, 5.00%, 10/1/44	A2	116,203
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	161,025
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	97,592
			732,237
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	MAINE (0.8%)
$200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	$228,612
80,000	Maine State Housing Authority (Mortgage), Revenue Bonds, Ser. A, 3.80%, 11/15/39	Aa1	86,082
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	108,842
			423,536
	MARYLAND (0.5%)
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	A1	157,169
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	NR**	120,342
			277,511
	MASSACHUSETTS (5.4%)
75,000	Commonwealth of Massachusetts, Revenue Bonds, 5.50%, 1/1/30	A1	99,855
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	524,810
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	212,928
	Massachusetts Development Finance Agency:
250,000	Boston Medical Center, Revenue Bonds, Ser. D, 5.00%, 7/1/44	Baa2	280,065
225,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	235,100
75,000	Revenue Bonds, 5.00%, 7/1/36	NR**	79,324
250,000	Umass Memorial Health Care, Revenue Bonds, 3.63%, 7/1/37	BBB+*	263,818
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	641,035
	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B:
250,000	5.00%, 10/15/41	Aa2	267,397
165,000	5.00%, 11/15/46	Aa2	195,469
			2,799,801
	MICHIGAN (1.6%)
200,000	Jackson Public Schools County of Jackson, Michigan 2018 School Building and Site Bonds, General Obligation Unlimited, 5.00%, 5/1/48	Aa1	237,532
250,000	Michigan Finance Authority, Henry Ford Health System, Revenue Bonds, 4.00%, 11/15/46	A2	268,973
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	144,314
150,000	Port Huron Area School District, General Obligation Unlimited, AGM Insured, 4.00%, 5/1/42	A1	163,101
			813,920
	MINNESOTA (0.6%)
110,000	County of Jackson, Minnesota Capital Improvement Plan, General Obligation Unlimited, Ser. C, 3.00%, 2/1/38	AA*	113,163
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	182,142
			295,305
	MISSISSIPPI (0.8%)
90,000	Mississippi Development Bank, Jackson Public School District Limited, Revenue, Refunding Revenue Bonds, Ser. A, 5.00%, 4/1/27	A+*	107,816
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	300,000
			407,816
	MISSOURI (0.9%)
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	Aa3	132,932
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	176,871
140,000	Missouri Housing Development Commission Single Family Mortgage (First Place Homeownership Loan Program), Revenue Bonds, (GNMA/FNMA/FHLMC), 4.25%, 5/1/49	AA+*	153,939
			463,742
See Notes to Financial Statements.

December 31, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	NEBRASKA (1.3%)
$285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	$301,051
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	110,704
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	267,790
			679,545
	NEVADA (2.6%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	265,947
	Clark County School District, General Obligation Unlimited:
250,000	Ser. A, 4.00%, 6/15/35	A1	280,535
230,000	Ser. C, 5.00%, 6/15/29	A1	284,034
200,000	County of Clark, Stadium Improvement, General Obligation Limited, Ser. A, 5.00%, 5/1/48	Aa1	240,564
240,000	Las Vegas Valley Water District, General Obligation Limited, Ser. A, 3.38%, 6/1/38	NR**	254,256
			1,325,336
	NEW HAMPSHIRE (0.6%)
95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	114,949
200,000	New Hampshire Housing Finance Authority, Revenue Bonds, Ser. 1, 3.75%, 7/1/54	Aaa	209,330
			324,279
	NEW JERSEY (5.4%)
135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	Aaa	157,653
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	202,849
270,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. AAA, 5.50%, 6/15/27	Baa1	326,662
150,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. B, 5.00%, 6/15/38	Baa1	175,275
	New Jersey Institute of Technology, Revenue Bonds:
30,000	Prerefunded, Ser. A, 5.00%, 7/1/42	NR**	32,871
70,000	Unrefunded, Ser. A, 5.00%, 7/1/42	A1	75,651
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,054,570
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	159,305
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A2	181,005
100,000	Ser. F, 5.00%, 1/1/35	A2	110,144
110,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B, AMBAC Insured, 5.25%, 12/15/23	Baa1	125,135
150,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB, 4.00%, 6/15/36	Baa1	160,069
			2,761,189
	NEW MEXICO (0.5%)
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	233,330
	NEW YORK (8.7%)
210,000	Battery Park City Authority, Revenue Bonds, Ser. B, 4.00%, 11/1/41	Aaa	242,959
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A2	206,174
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	215,142
150,000	Revenue Bonds, Ser. C-1, 5.00%, 11/15/29	A1	186,027
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	586,205
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa2	110,553
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	Aa3	200,156
	New York State Dormitory Authority, Revenue Bonds:
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	117,991
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	101,839
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	NEW YORK (8.7%) (continued)
$50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	$53,940
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	155,102
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	279,755
125,000	State Personal Income Tax Revenues, Ser. 1, 5.00%, 1/15/31	Aa2	156,404
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	172,928
200,000	New York State Urban Development Corp., Refunding Revenue Bonds, Ser. A, 4.00%, 3/15/44	Aa1	225,530
250,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	299,367
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa1	174,777
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	104,273
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	103,756
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	385,161
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	303,620
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	102,673
			4,484,332
	NEW YORK CITY (4.8%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa1	264,793
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	259,575
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	112,057
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	73,753
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	64,890
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	311,904
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	140,462
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	181,280
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	231,824
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	228,614
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	298,730
245,000	Subser. E-1, 5.00%, 2/1/40	Aa1	290,060
			2,457,942
	NORTH CAROLINA (2.9%)
	City of Charlotte NC Airport Revenue, Revenue Bonds:
100,000	Ser. A, 5.00%, 7/1/31	Aa3	123,319
135,000	Ser. C, 4.00%, 6/1/36	Aa2	155,650
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB*	316,233
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	405,717
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	161,415
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	324,935
			1,487,269
	NORTH DAKOTA (0.9%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	336,284
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	144,091
			480,375
	OHIO (2.2%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA*	217,548
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	287,080
See Notes to Financial Statements.

December 31, 2019

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	OHIO (2.2%) (continued)
$325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa2	$332,680
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	283,445
			1,120,753
	OKLAHOMA (0.8%)
135,000	Grand River Dam Authority, Revenue Bonds, Ser. A, 5.00%, 6/1/27	A1	166,591
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	266,430
			433,021
	OREGON (1.0%)
280,000	County of Multnomah Oregon, General Obligation Unlimited, 4.00%, 6/1/42	Aaa	311,030
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	177,729
			488,759
	PENNSYLVANIA (4.2%)
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	A+*	214,314
160,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	A2	191,272
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	608,365
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	599,295
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	110,920
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	302,725
100,000	Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A-2, 5.00%, 12/1/24	A1	117,693
			2,144,584
	RHODE ISLAND (0.3%)
135,000	Rhode Island Health & Educational Building Corp. Public School, Revenue Bonds, 5.00%, 5/15/28	A1	165,864
	SOUTH CAROLINA (1.8%)
250,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	263,315
75,000	Fort Mill School District No. 4, General Obligation Unlimited, Ser. B, 5.00%, 3/1/27	Aa1	93,597
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A2	378,245
210,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Ser. A, 3.00%, 10/1/36	Aa3	214,735
			949,892
	TENNESSEE (0.9%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	124,172
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	265,255
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	84,092
			473,519
	TEXAS (6.9%)
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-*	201,382
120,000	City of Arlington, Subordinate Lien Special Tax, Revenue Bonds, Ser. C, BAM Insured, 5.00%, 2/15/33	A3	145,891
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	72,231
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	144,655
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	78,260
90,000	City of McAllen Texas, General Obligation Limited, 5.00%, 2/15/32	AA+*	111,723
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	179,037
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	234,130
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	325,638
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	TEXAS (6.9%) (continued)
$200,000	El Paso Independent School District, General Obligation Limited, (PSF-GTD), 4.00%, 8/15/43	Aaa	$221,536
	Lower Colorado River Authority, Revenue Bonds:
250,000	Ser. A, 5.00%, 5/15/31	A1	277,650
250,000	Ser. B, 5.00%, 5/15/23	A2	280,878
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	220,456
110,000	Spring Independent School District, General Obligation Unlimited, PSF-GTD Insured, 4.00%, 8/15/34	Aaa	123,911
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	115,907
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	155,070
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	302,932
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	239,906
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA*	122,740
			3,553,933
	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	211,212
135,000	Vermont Educational & Health Buildings Financing Agency, University of Vermont Medical Center Project, Green Bonds, Revenue Bonds, 5.00%, 12/1/46	A2	155,401
			366,613
	WASHINGTON (3.5%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	258,550
200,000	City of Spokane Washington, General Obligation Unlimited, 4.00%, 12/1/40	Aa2	224,054
75,000	County of King Washington Refunding Limited Tax, General Obligation Limited, Ser. E, 4.00%, 7/1/31	Aaa	86,259
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	197,853
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	104,776
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	271,963
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	370,475
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aaa	297,930
			1,811,860
	WISCONSIN (0.2%)
100,000	City of Stoughton, General Obligation Unlimited, Ser. A, 3.38%, 4/1/38	Aa2	105,877
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	229,011
	TOTAL LONG-TERM MUNICIPAL SECURITIES (98.1%) (Cost $48,111,617)		$50,478,283
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)		955,495
	NET ASSETS (100.0%)		$51,433,778
**
Security no longer rated by Moody’s or Standard & Poor’s.

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

(1)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

BAM
Build America Mutual.

PSF-GTD
Permanent School Fund Guaranteed.

See Notes to Financial Statements.

December 31, 2019

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$50,478,283	$—	$50,478,283
Total Investments in Securities	$—	$50,478,283	$—	$50,478,283
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2019

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$57,619,537	$50,478,283
Cash	—	447,803
Dividends and interest receivable	337,779	588,568
Prepaid expenses	23,625	18,306
Receivable for securities lending income	363	—
Receivable for securities sold	—	5,000
Total Assets	57,981,304	51,537,960
Liabilities:
Payable upon return of securities on loan (Note 1F)	3,867,620	—
Dividends payable to shareholders	9,351	19,669
Payable for capital shares redeemed	8,437	7,308
Accrued expenses:
Advisory fee	14,395	15,831
Service and distribution plan fees	11,518	—
Custody and accounting fees payable	16,994	19,432
Printing fee payable	19,303	12,890
Directors’ fees and expenses	297	294
Other	57,336	28,758
Total Liabilities	4,005,251	104,182
Net Assets	$53,976,053	$51,433,778
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$35,379	$51,740
Additional paid-in capital	52,927,275	50,056,643
Total Distributable Earnings (Loss)	1,013,399	1,325,395
Net Assets	$53,976,053	$51,433,778
Net Asset Value Per Share
Net Assets	$53,976,053	$51,433,778
Shares Outstanding	3,537,905	5,173,980
Net Asset Value, Offering and Redemption Price per Outstanding Share	$15.26	$9.94
* Includes securities on loan of	$4,141,533	$—
Cost of investments	$55,522,409	$48,111,617
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2019

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$1,647,926	$1,530,130
Dividends	95,182	—
Securities lending income	6,151	—
Total Income	1,749,259	$1,530,130
Expenses:
Advisory fees	206,322	192,302
Service and distribution plan fees	137,123	130,113
Custody and accounting fees	74,650	85,147
Transfer agent fees	64,039	35,794
Fund administration fees	35,425	35,425
Printing and postage fees	26,043	21,676
Auditing and legal fees	22,091	19,657
Registration and filing fees	22,057	24,627
Directors’ fees and expenses	8,488	8,174
Compliance and tax service fees	4,516	4,366
Insurance fees	3,602	3,416
Other	20,823	21,167
Total Expenses Before Fees Waived (See Note 5)	625,179	581,864
Less: Advisory Fees Waived	(115,377)	—
Less: Service and Distribution Plan Fees Waived	—	(130,113)
Net Expenses	509,802	451,751
Net Investment Income	1,239,457	1,078,379
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	435,378	211,211
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	2,769,139	1,820,970
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	3,204,517	2,032,181
Net Increase in Net Assets from Operations	$4,443,974	$3,110,560
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Core Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,239,457	$1,285,861
Net realized gain/(loss) on investments	435,378	(640,868)
Change in net unrealized appreciation/(depreciation) on investments	2,769,139	(1,467,674)
Net increase/(decrease) in net assets from operations	4,443,974	(822,681)
Distributions to Shareholders from:
Distributable Earnings	(1,297,862)	(1,348,320)
Share Transactions:
Proceeds from sale of shares	2,540,869	2,103,889
Proceeds from reinvestment of dividends to shareholders	1,170,292	1,211,676
Cost of shares redeemed	(7,464,338)	(8,147,471)
Net decrease in net assets from capital share transactions	(3,753,177)	(4,831,906)
Total decrease in net assets	(607,065)	(7,002,907)
Net Assets:
Beginning of year	54,583,118	61,586,025
End of year	$53,976,053	$54,583,118
Capital Share Transactions:
Shares sold	169,769	145,623
Shares issued to shareholders in reinvestment of dividends	77,887	83,888
Shares redeemed	(499,146)	(563,650)
Net decrease	(251,490)	(334,139)
See Notes to Financial Statements.

Statement of Changes in Net Assets

	The Value Line Tax Exempt Fund, Inc.
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,078,379	$1,457,106
Net realized loss on investments	211,211	(56,338)
Change in net unrealized appreciation/(depreciation) on investments	1,820,970	(1,332,983)
Net increase in net assets from operations	3,110,560	67,785
Distributions to Shareholders from:
Distributable Earnings	(1,364,597)	(1,457,107)
Share Transactions:
Proceeds from sale of shares	2,033,638	411,865
Proceeds from reinvestment of dividends to shareholders	1,111,987	1,178,912
Cost of shares redeemed	(5,306,212)	(4,515,925)
Net decrease in net assets from capital share transactions	(2,160,587)	(2,925,148)
Total decrease in net assets	(414,624)	(4,314,470)
Net Assets:
Beginning of year	51,848,402	56,162,872
End of year	$51,433,778	$51,848,402
Capital Share Transactions:
Shares sold	205,732	42,639
Shares issued to shareholders in reinvestment of dividends	112,657	122,522
Shares redeemed	(538,164)	(468,219)
Net decrease	(219,775)	(303,058)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.40	$14.94	$14.77	$14.71	$14.94
Income/(loss) from investment operations:
Net investment income	0.36	0.32	0.34	0.26	0.26
Net gains/(losses) on securities (both realized and unrealized)	0.86	(0.52)	0.17	0.06	(0.23)
Total from investment operations	1.22	(0.20)	0.51	0.32	0.03
Less distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.34)	(0.26)	(0.26)
Net asset value, end of year	$15.26	$14.40	$14.94	$14.77	$14.71
Total return	8.51%	(1.31)%	3.47%	2.16%	0.22%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$53,976	$54,583	$61,586	$66,429	$72,074
Ratio of gross expenses to average net assets(1)	1.14%	1.21%	1.22%	1.20%	1.17%
Ratio of net expenses to average net assets(2)	0.93%	0.99%	0.99%	0.99%	0.89%
Ratio of net investment income to average net assets	2.26%	2.24%	2.01%	1.74%	1.75%
Portfolio turnover rate	39%	84%	35%	32%	34%
(1)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser.

(2)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each year:
	The Value Line Tax Exempt Fund, Inc. Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.61	$9.86	$9.75	$10.06	$10.08
Income/(loss) from investment operations:
Net investment income	0.20	0.26	0.26	0.28	0.27
Net gains/(losses) on securities (both realized and unrealized)	0.39	(0.25)	0.11	(0.31)	(0.02)
Total from investment operations	0.59	0.01	0.37	(0.03)	0.25
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.28)	(0.27)
Net asset value, end of year	$9.94	$9.61	$9.86	$9.75	$10.06
Total return	6.18%	0.17%	3.86%	(0.38)%	2.54%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$51,434	$51,848	$56,163	$62,797	$69,039
Ratio of gross expenses to average net assets(1)	1.12%	1.12%	1.10%	0.99%	1.11%
Ratio of net expenses to average net assets(2)	0.87%	0.87%	0.85%	0.74%	0.86%
Ratio of net investment income to average net assets	2.07%	2.74%	2.67%	2.75%	2.71%
Portfolio turnover rate	15%	12%	10%	18%	6%
(1)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

December 31, 2019

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2019, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declare and pay dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

Notes to Financial Statements (continued)

(E) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(F) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2019, the Funds were not invested in joint repurchase agreements.

December 31, 2019

As of December 31, 2019, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Core Bond Fund	$4,141,533	$4,231,620	$4,228,183
*
Value Line Core Bond Fund received cash collateral of  $3,867,620, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $364,000, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received by the Value Core Bond Fund on securities on loan as shown on the Statement of Assets and Liabilities as of December 31, 2019.
	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Exchange Traded Funds	$1,301,375	$—	$—	$—	$1,301,375
Corporate Bonds & Notes	2,566,245				2,566,245
Total Borrowings	$3,867,620	$—	$—	$—	$3,867,620
Gross amount of recognized liabilities for securities lending transactions					$3,867,620
(G) New Accounting Pronouncement:   In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods thereafter. The Funds have adopted the new amendments for periods beginning after December 15, 2018. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased by $3,217 and $887,893 for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively. The adoption had no impact on the Funds’ net assets or overall results from operations.
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2019, were as follows:
Fund	Purchases of Investment Securities excluding U.S. Government	Sales of Investment Securities excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Core Bond Fund	$12,824,761	$11,804,819	$8,416,839	$10,324,720
The Value Line Tax Exempt Fund, Inc.	7,604,896	9,125,874	—	—
4.   Income Taxes
At December 31, 2019, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain	Undistributed tax exempt income
Value Line Core Bond Fund	$55,538,428	$2,307,778	$(226,669)	$2,081,109	$30,395	$—	$—
The Value Line Tax Exempt Fund, Inc.	49,070,552	2,506,932	(1,099,201)	1,407,731	—	—	—
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales and market premium amortization.
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
As of December 31, 2019, the Funds had realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains, as follows:
Fund	Unlimited Short-Term Losses	Unlimited Long-Term Losses
Value Line Core Bond Fund	$873,691	$215,063
The Value Line Tax Exempt Fund, Inc.	11,940	50,727
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Core Bond Fund	$66,893	$(63,676)	$(3,217)
The Value Line Tax Exempt Fund, Inc.	1,272	—	(1,272)
These reclassifications were primarily due to paydowns and distribution character. Net assets were not affected by these reclassifications. Amounts are embedded within distributable earnings.

December 31, 2019

The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2019 and 2018, were as follows:
Value Line Core Bond Fund	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions Paid From:
Ordinary income	$1,297,862	$1,348,320
Long-term capital gain	—	—
Total distributions paid	$1,297,862	$1,348,320
The Value Line Tax Exempt Fund, Inc.	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions Paid From:
Tax exempt income	$1,363,401	$1,455,727
Taxable ordinary income	1,196	1,380
Total	$1,364,597	$1,457,107
5.    Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
On January 1, 2018, the advisory fee for each Fund was reduced following the unbundling of its fee from amounts payable for administration services provided by the Funds’ Custodian. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.38% and 0.37% respectively of each Fund’s average daily net assets during the year, prior to any fee waivers, and are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their compensation. For the year ended December 31, 2019, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$206,322	$115,377
The Value Line Tax Exempt Fund, Inc.	192,302	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Value Line Tax Exempt Fund’s average daily net assets through June 30, 2020. The waiver cannot be terminated before June 30, 2020 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2020. The Distributor has no right to recoup previously contractually waived amounts. For the year ended December 31, 2019, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$137,123	$—
The Value Line Tax Exempt Fund, Inc.	130,113	130,113
For the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the

Notes to Financial Statements (continued)

Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). Prior to May 2019, the Adviser agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 0.99% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Value Line Core Bond Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Fund’s Board. Effective July 15, 2015 the Advisory fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. For the year ended December 31, 2019 the Adviser waived fees in the amount of  $115,377. As of December 31, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser/Distributor	Recovery of Previously Waived Fees/Expenses Assumed
Year of 2020	$146,933	$—
Year of 2021	124,410	—
Year of 2022	115,377	—
During the year ended December 31, 2019, the Value Line Core Bond Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 2020
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on July 1, 2019 and held for six months ended December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*
Actual
Value Line Core Bond Fund	$1,000.00	$1,021.70	$4.59
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,016.90	4.42
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	$1,000.00	$1,020.67	$4.58
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.82	4.43
*
Expenses are equal to each Funds’ annualized expense ratio of 0.90% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2019, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Exempt Interest Dividends	Long-Term Capital Gains
Value Line Core Bond Fund	0.00%	0.00%	0.00%	$0.00
The Value Line Tax Exempt Fund, Inc.	0.00	0.00	99.93	0.00
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filing of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 49	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 63	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 63	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Director	Since 2000	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-2019).
Emily D. Washington Age: 41	Treasurer and Chief Financial Officer; Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**
Formerly Value Line Income and Growth Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a)	Audit Fees 2019 - $11,944

Audit Fees 2018 - $10,183

(b)	Audit-Related fees – None.

(c)	Tax Preparation 2019 - $1,634

Tax Preparation 2018 - $2,067

(d)	All Other Fees – None

(e)	(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit 2019 - None

Aggregate Non-Audit 2018 - None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2020